1 1 2009 Fourth Quarter and Year-end Investor Conference Call April 1, 2010, 10:00 am EDT Exhibit 99.1

2

Safe Harbor
Except for historical information contained herein, the matters discussed in this release contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's
("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the timely completion of 767 freighter modifications as anticipated under ABX Air’s new operating agreement with DHL, ABX Air’s ability to maintain on-time service and control costs under its new operating agreement with DHL, and other factors that are contained from time to time in ATSG's filings with the U.S.
Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers
should carefully review this release and should not place undue reliance on ATSG's forward-looking statements. These forward-
looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.
ATSG, Inc. Non-GAAP Reconciliation
Earnings from Continuing Operations Before Interest, Taxes, Depreciation, and Amortization (Adjusted EBITDA)
(Unaudited)
EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered alternatives to net income (loss) or any other performance measure derived in accordance with GAAP. EBITDA is defined as income
(loss) from operations plus net interest expense, provision for income taxes, depreciation and amortization. The Company’s management uses these adjusted financial measures in conjunction with GAAP finance measures to monitor and evaluate the performance of the Company, including as a measure of liquidity. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP, or as alternative measures of liquidity.
2007  2008 2009
14,823 (62,848) 28,202
Income Tax Expense 10,898 6,229 17,156
Interest Income (4,557) (2,335) (449)
Interest Expense 14,067 37,002 26,881
Depreciation and amortization 51,635 93,752 83,964
86,866 71,800 155,754
Impairment of goodwill and
intangibles 0 91,241 0
86,866 163,041 155,754
GAAP Earnings (Loss) from Cont.
Reconciliation Statement ($ in 000s)
Adjusted EBITDA from Cont. Oper.
EBITDA from Cont. Oper.

3

2009 Financial Performance
Annual Results
$ in millions
Pre-tax Earnings
From Continuing Operations
2008
$45.4
2009
$34.6*
* Excluding goodwill and intangible impairment charges
Revenues
from Continuing Operations
$451.4
2008
$941.7
$823.5
$29.1
2009
Non-DHL
-$56.6
DHL ACMI
DHL S&R Agreement
$419.3
$282.8
$121.4
$461.2

4

2009 Financial Performance
Fourth Quarter Results
$ in millions
2008
$17.6
2009
$25.6*
* Excluding goodwill and intangible impairment charges
Revenues
from Continuing Operations
$116.9
2008
$257.0
$250.5
$22.7
2009
Non-DHL
-$65.7
DHL ACMI
DHL S&R Agreement
$120.0
$58.0
$72.5
$117.4
Pre-tax Earnings
from Continuing Operations

5

Debt declines $135.1m, 26.4%
Transfer of
Aircraft Capital
Leases to DHL
$46.3
$43.1
Principal
payments
2008
Long –term
Debt
$377.4
$512.5
$45.7
DHL Promissory
Note
Extinguishment
2009
Long –term
Debt
$ in millions

6

Post -retirement obligations decline $144.6m, 48.6%
Gains on
Assets
2008 Post-
Retirement
Obligations
$152.7
$297.3
Actuarial Costs
& Adjustments
2009 Post -
Retirement
Obligations
$83.2
$75.8
$71.7
Employer
Contributions
Workforce
contraction
and plan freeze
$57.3
$ in millions

7

2009 Results – DHL Segment*
* From continuing operations
2008 2009
2008 2009
Revenues Pre-tax Earnings
Block hours down 78% as DHL
converted U.S. to international-
only service in January 2009
Severance & retention includes
gains on pilot S&R, vacation
reimbursement.
Excludes discontinued operations
(Hub Services and fuel)
$282.8 $451.4
$121.4
$29.1
$404.2
$480.5
$11.2 $13.6
$16.7
$27.9
$14.4
$0.8
ACMI S&R

8

2009 Results – ACMI Services*
* Earnings include intangible charges totaling $91.2 million pre-tax for goodwill, customer intangibles
2008 2009
Revenues Pre-tax Earnings
11% increase in block hours
reflect additional 767s in service
Fuel costs down 42%, lowering
reimbursement revenues
ABX Air ACMI losses, including
transatlantic scheduled service
$289.5 $292.8
$75.2
$128.2
$0.5
$7.1
$364.7
$421.0
2008 2009
Fuel & other Reimbursable ACMI Impairment charges
-$84.1
-$91.2

9

2009 Results - CAM
2008 2009
2008 2009
Revenues
Pre-tax Earnings
Seven 767 aircraft added
during 2009
767 conversion program on
track with seven of 14 now
completed or in mod
Amerijet completes leases for
first of two 767s in March 2010
including certification, pilot
training, maintenance, etc.
$47.5
$60.7
$18.1
$22.8

10

Adjusted EBITDA from Continuing Operations*
2007
$86.9
*Adjusted EBITDA from Continuing Operations is a non-GAAP financial measure and should not be considered as an alternative to net income (loss) or any other performance measure derived in accordance with GAAP. 2008 amounts exclude impairment charges totaling $91.2 million related to goodwill and customer intangibles. Please refer to Slide 2 for a statement showing a reconciliation of Adjusted EBITDA from Continuing Operations to GAAP Net
Income."
$163.0
2008
2009
$155.8

11

Termination Agreement
Settle DC-9 and B767 PC puts at $31.1 million
$15 million pre-payment on DHL Promissory note
Remaining $31 million note balance amortized over 5 years, with any outstanding balance forgiven if CMI contract terminated
DHL pays $14.4 million under S&R agreement
$3.2 million previously paid by DHL
$11.2 million to be paid per agreement in 2Q

12

Aircraft Leases
Minimum 13 B767SF aircraft for seven years
Seven on day one, remainder by April 2011
Interim 767s supplied under similar economic terms
Leases guaranteed by Deutsche Post AG, DHL’s
parent
DHL responsible for routine airframe heavy
maintenance

13

Crew, Maintenance and Insurance (CMI) Agreement
Five year agreement through March 2015
Two year extension right at DHL’s option; Five year mutual
Fixed price with escalators through 2012; thereafter U.S. CPI-U
Exclusive operator first 13 767SFs in DHL network
ABX Air provides 767s as backup support
Monthly incentives for on-time performance
penalty for service below target
Heavy maintenance provided by AMES
Termination provisions
Material fee paid by DHL for termination for convenience
Material fee paid by ABX Air if DHL terminates due to ABX Air default

14

Building Integrated, Flexible Customer Solutions
New DHL agreements demonstrate flexibility
Lease/CMI approach an option for new customer relationships
Unlocks value of aircraft from ACMI
Provides long-term platform for crew, maintenance value-adds
More focused marketing strategy
Unique solutions for customers drawing on strengths of multiple ATSG businesses
Amerijet an example of ATSG’s ability to offer aircraft, crew, airframe and engine maintenance, certification, training, and logistics in a single turnkey package
Market begins to take note of the new ATSG
Uncertainty lifted
Asset quality and cash flow capability clearly evident